Adaptiv Select ETF
SCHEDULE OF INVESTMENTS (UNAUDITED)
January 31, 2023

	Shares	Value
COMMON STOCKS - 93.81%
Banks - 4.00%
FNB Corp.	85,484	$1,219,857

Capital Markets - 3.87%
Jefferies Financial Group, Inc.	30,037	1,179,853

Construction & Engineering - 7.79%
MDU Resources Group, Inc.	38,413	1,187,346
WillScot Mobile Mini Holdings Corp. (a)	24,549	1,189,645
		2,376,991
Containers & Packaging - 3.91%
Graphic Packaging Holding Co.	49,470	1,191,732

Diversified Telecommunication Services - 3.93%
AT&T, Inc.	58,921	1,200,221

Electric Utilities - 3.81%
PG&E Corp. (a)	73,182	1,163,594

Energy Equipment & Services - 3.93%
NOV, Inc.	49,080	1,199,515

Food Products - 15.63%
Campbell Soup Co.	22,983	1,193,507
Conagra Brands, Inc.	32,233	1,198,745
General Mills, Inc.	15,083	1,181,904
Lamb Weston Holdings, Inc.	11,950	1,193,686
		4,767,842
Health Care Providers & Services - 3.89%
Cardinal Health, Inc.	15,369	1,187,255

Hotels, Restaurants & Leisure - 3.86%
Las Vegas Sands Corp. (a)	19,948	1,176,932

Household Durables - 3.94%
Tempur Sealy International, Inc.	29,482	1,201,392

Independent Power and Renewable Electricity Producers - 3.92%
AES Corp.	43,582	1,194,583

Insurance - 11.68%
Arch Capital Group Ltd. (a)(b)	18,340	1,180,179
Old Republic International Corp.	45,261	1,194,438
Unum Group	28,276	1,188,440
		3,563,057
Oil, Gas & Consumable Fuels - 7.67%
Antero Midstream Corp.	106,955	1,165,810
HF Sinclair Corp.	20,626	1,173,619
		2,339,429
Pharmaceuticals - 3.94%
Viatris, Inc.	98,853	1,202,052

Road & Rail - 3.89%
Schneider National, Inc.	44,778	1,186,617

Semiconductors - 4.15%
Allegro MicroSystems, Inc. (a)	33,206	1,267,473

Total Common Stocks
(Cost $28,298,450)		28,618,395

Real Estate Investment Trusts (REITs) - 3.85%
Equity Real Estate Investment Trusts (REITs) - 3.85%
VICI Properties, Inc.	34,421	1,176,509
Total Real Estate Investment Trusts (REITs)
(Cost $1,176,810)		1,176,509

SHORT-TERM INVESTMENTS - 89.81%
Money Market Fund - 89.81%
First American Treasury Obligations Fund, Class X, 4.24% (c)(d)	27,398,816	27,398,816
Total Short-Term Investments
(Cost $27,398,816)		27,398,816

Total Investments
(Cost $56,874,076) - 187.47%		57,193,720
Other Assets In Excess Of Liabilities - (87.47)%		(26,686,320)
Net Assets - 100.00%		$30,507,400

REITs - Real Estate Investment Trusts
(a) Non-income producing security.
(b) Foreign Security.
(c) The rate quoted is the annualized seven-day effective yield as of January 31, 2023.
(d)  Fair value of this security exceeds 25% of the Fund's net assets.  Additional information for this security, including financial statements, is available from the SEC's EDGAR database at www.sec.gov.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Investment Valuation –
The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy. Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Client First Investment Management LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of January 31, 2023:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$28,618,395	$-	$-	$28,618,395
Real Estate Investment Trusts (REITs)	1,176,509	-	-	1,176,509
Short-Term Investments	27,398,816	-	-	27,398,816
Total	$57,193,720	$-	$-	$57,193,720

As of the period ended January 31, 2023, the Fund did not hold any level 3 securities, nor were there any transfers into or out of Level 3.